SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549


                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported)  August 29, 1997



            AIR TRANSPORTATION HOLDING COMPANY, INC.
      (Exact Name of Registrant as Specified in its Charter)




          Delaware                   0-11720                52-1206400
(State or Other Jurisdiction   (Commission File Number)  (I.R.S. Employer
     of Incorporation)                                  Identification No.)


                        3524 Airport Road
                      Maiden, North Carolina 28650
            (Address of Principal Executive Offices)
                            (Zip Code)


                        (704) 377-2109
       (Registrant's Telephone Number, Including Area Code)


                         Not  Applicable
      (Former name or address, if changed from last report)

Item 2.   Acquisition or Disposition of Assets.

     On August 29, 1997, Air Transportation Holding Company, Inc. (the "Company") acquired certain assets, and assumed certain liabilities, of the Simon De-icer Division of Terex Aviation Ground Equipment, Inc. ("Terex"). This transaction was effected pursuant to a Purchase and Sale Agreement dated August 19, 1997 between Terex and the Company (the "Agreement"). In the transaction, the Company paid $987,655, net, in cash (subject to adjustment to reflect the value of inventory at closing), of which $737,655 was placed in escrow. The Company used its working capital to fund the acquisition.

     The assets acquired from Terex were used in manufacturing aircraft de-icing equipment at Terex's facility in Olathe, Kansas. The Company intends to continue to operate the acquired business in Olathe, Kansas.

     The description of the terms of the acquisition set forth above is qualified in all respects by reference to the Agreement, a copy of which is filed herewith as an exhibit.


Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements

          Financial statements are not required.

     (b)  Pro Forma Financial Information

          Pro forma financial information is not required.

     (c)  Exhibits

                            Exhibit 2.1  --     Purchase and
                       Sale Agreement dated August 19, 1997
                       between Air Transportation Holding
                       Company, Inc. and Terex Aviation Ground
                       Equipment, Inc.

     The Company agrees to furnish supplementally to the Commission upon request any schedule or exhibit to Exhibit 2.1, which have been omitted.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 1997

                          AIR TRANSPORTATION HOLDING COMPANY,INC.


                              By:    /s/ J. Hugh Bingham

                                J. Hugh Bingham
                                   President

                         EXHIBIT INDEX


     Exhibit No.     Exhibit

     Exhibit 2.1 Purchase and Sale Agreement dated August 19, 1997 between Air Transportation Holding Company, Inc. and Terex Aviation Ground Equipment, Inc.

                                                      EXHIBIT 2.1


                        PURCHASE AND SALE
                            AGREEMENT



                   dated as of August 19, 1997



TEREX AVIATION GROUND EQUIPMENT, INC., a Delaware corporation with its principal office and place of business located at 550
East 56 Highway, Olathe, Kansas


                            as Seller


AIR TRANSPORTATION HOLDING COMPANY, INC., a Delaware corporation with its principal office and place of business located in Denver, North Carolina as Buyer

                   PURCHASE AND SALE AGREEMENT

     This Purchase and Sale Agreement (the "Agreement") is entered into as of the 19th day of August, 1997, by and between AIR TRANSPORTATION HOLDING COMPANY, INC. ("Buyer"), a Delaware corporation with its principal office and place of business located in Denver, North Carolina; and TEREX AVIATION GROUND EQUIPMENT, INC. ("Seller"), a Delaware corporation with its principal office and place of business located in Olathe, Kansas.

                      BACKGROUND STATEMENT

     Seller manufactures and sells aircraft deicers (the
"Business") in Olathe, Kansas. Seller desires to sell to Buyer certain inventory and other assets relating to the Business, and Buyer will assume certain warranty obligations and open purchase orders.

     This instrument embodies the parties agreements on this and various other matters.

     NOW, THEREFORE, in consideration of the mutual duties and obligations set forth herein, and intending to be legally bound, the parties hereto agree as follows:

                            ARTICLE 1

              DEFINITIONS AND DESCRIPTION OF ASSETS
                            PURCHASED

     1.1 Definitions. The following terms shall have the indicated meanings unless the context otherwise requires:

     Accounts Receivable shall mean all rights to payment due to Seller for Inventory sold, services rendered and service charges assessed by the Business prior to the Closing Date. A listing of the Accounts Receivable covered by Section 2.3 shall be attached to this Agreement on the Closing as Exhibit 2.3.

     Affiliate shall mean, with respect to any Person, each of the Persons that directly or indirectly, through one or more intermediaries, owns or controls, or is controlled by or under common control with, such Person. For the purpose of this Agreement, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies, whether through the ownership of voting securities, by contract or otherwise.

     Average Landed Cost shall mean the individual item cost as invoiced to Seller for use in the Business at time of delivery, including pro rated in-bound freight, and "net" of any discounts shown on the face of the invoice. The net total value of the invoiced item shall be added to the net total value of the existing inventory, and divided by the combined unit quantity of both with the result being the new "Average Landed Cost."

     Buyer shall mean Air Transportation Holding Company, Inc., a
Delaware corporation with its principal office and place of business located in Denver, North Carolina.

     Closing shall mean the closing of the purchase and sale of the Purchased Assets which shall occur on the Closing Date as provided in Section 4.1.

     Closing Date shall mean on or before August 29, 1997.

     Deposits shall mean all cash placed on account by a customer of Seller which has been collected by Seller and for which the service or product has not yet been delivered.

     Environmental Laws shall mean all applicable federal, state and local laws, regulations, orders, decrees, and permits relating to pollution or the protection of the environment.

     ERISA shall mean the Employee Retirement Income Security Act of 1974.

     Escrow Account shall mean the account maintained by the Escrow Agent pursuant to Article 11 hereof which account shall be maintained in a financial institution in the state of North
Carolina.

     Escrow Agent shall mean Robinson, Bradshaw & Hinson, P.A.

     Excluded Inventory shall mean all damaged, obsolete, special orders not sold or returnable or nonstock items as identified by Buyer.

     Fixed Assets shall mean all sales and delivery vehicles, machinery, equipment, furniture, fixtures, tools, office equipment and supplies that are in stock, owned by Seller and currently in use at the Business, a listing of which is attached hereto as Exhibit 1.2(e).

     Hazardous Substances shall mean any substance or material
(a) which is a "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976, as amended from time to time, and regulations promulgated thereunder or in any applicable state or local law or regulation; (b) which is a "hazardous substance" as defined by CERCLA, as amended from time to time, and regulations promulgated thereunder or in any applicable state or local law or regulation; (c) which is a "toxic substance," as defined in the Toxic Substances Control Act of 1976, as amended from time to time, and regulations promulgated thereunder or in any applicable state or local law or regulation; (d) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, as amended from time to time, and regulations promulgated thereunder or in any applicable state or local law or regulation; (e) which is or contains asbestos; (f) which contains polychlorinated biphenyls (PCBs) or radon; (g) which is an underground storage tank, whether empty, filled or partially filled with any substance; (h) any petroleum-based products, including without limitation, gasoline, diesel fuel or other petroleum hydrocarbons; (i) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority or governmental regulation; and (j) any other substance which by an Environmental Law requires special handling or notification of any federal, state or local governmental entity in its collection, storage, treatment, or disposal.

     Intellectual Property Assets shall mean (i) all fictional business names, including, without, limitation, all of Seller's rights to the name "Simon Deicer", trading names, registered and unregistered trademarks, service marks, and applications used or useful in the Business; (ii) all patents, patent applications, and inventions and discoveries that may be patentable; (iii) all copyrights, tradename, and service marks used or useful in the Business; (iii) plans, drawings, specifications, specification sheets, processes, customer lists, and other similar written information and materials which are employed by Seller in the Business, and (iv) all know-how, trade secrets, confidential information, customer lists, software, technical information, computer programs, computer disks, data, process technology, plans, drawings, and blue prints; owned, used, or licensed by the Business as licensee or licensor.

     Inventory shall mean all raw materials, parts, work in process, finished goods and manufacturing, administrative and other supplies owned by Seller which either are held by Seller for sale in the Business or have been furnished to any subcontractor or other bailee in connection with the Business. All Inventory must be fit for the purpose for which it was provided or manufactured and is not slow-moving, obsolete, damaged, or defective. Inventory does not include Excluded Inventory.

     Person means an individual, partnership, corporation, limited liability company, trust, decedent's estate, joint venture, joint stock company, association, unincorporated organization, Governmental Authority or other entity.

     Purchased Assets shall mean all of the assets purchased by Buyer pursuant to this Agreement.

     Purchase Contracts shall mean all contracts for materials and equipment ordered by Seller in the ordinary course of the Business and not yet delivered or invoiced as of the Closing
Date.

     Purchase Price shall mean the price paid by Buyer to Seller pursuant to this Agreement.

     Seller shall mean Terex Aviation Ground Equipment, Inc., a
Delaware corporation with its principal office and place of business located in Westport, Connecticut.

     1.2 Purchase and Sale of Assets. Seller will sell and Buyer will purchase all of the following:

     (d)  Inventory.  Inventory existing as of the Closing Date.

     (e) Intellectual Property Assets. All Intellectual Property Asset which Seller can assign, transfer or disclose without incurring a liability or an obligation to any third party. Seller shall have the right to make and retain one (1) copy of each document involved.

     (f) Rights Against Suppliers. Seller's rights, if any, against suppliers for defects or failures of performance in the furnishing of any materials incorporated in, or utilized in the production or distribution of, any products which are being sold to Buyer under this Agreement.

     (g) Uncompleted Orders. The rights and interests of Seller under uncompleted sales orders and other agreements originating from the Business. Seller's uncompleted orders as of July 31, 1997 is attached hereto as Exhibit 1.2(d)(i). The most recent list of the Business's price quotes to customers is attached hereto as Exhibit 1.2(d)(ii).

     (h)  Fixed Assets.  The Fixed Assets listed on Exhibit
1.2(e) attached hereto.

     (i) Purchase Contracts. The Purchase Contracts existing as of the Closing Date.

     (j) Prepaids. All prepaid assets relating to the Business which Seller can transfer to Buyer, all of which are described on
Exhibit 1.2(g) which will be attached hereto on the Closing Date.

     1.3 Purchased Assets Free and Clear. All of the Purchased Assets shall be transferred to Buyer by Seller free and clear of all liens, claims, and encumbrances, including without limitation the liens of ad valorem personal property taxes accrued or owed prior to the Closing Date, unless adjusted with Buyer.

                            ARTICLE 2

                   CONSIDERATION FOR TRANSFER

     2.1 Purchase Price. The price to be paid by Buyer to Seller pursuant to this Agreement shall be determined as of the Closing Date as follows:

     (a)  Inventory.

          (i) Beginning on the Closing Date, and continuing thereafter until completed, Buyer shall perform a physical counting of the Inventory in the Business (the "Post-Closing Inventory"). Seller shall have the right to participate and to have its employees or agents observe and participate in the taking of the physical inventory and to inspect the work papers prepared in connection therewith. Buyer shall use its best efforts to complete the Post-Closing Inventory no later than fifteen (15) business days following the Closing. The purchase price for the Inventory shall be determined by Buyer in accordance with the Average Landed Cost, increased by Seller's actual labor costs (excluding any unrelated or corporate overhead factor) for work-in-process.

          (ii) During the Post-Closing inventory described above, Buyer shall identify all Excluded Inventory. The parties will negotiate in good faith on a purchase price for the Excluded Inventory at the Business. If the parties cannot determine a purchase price for the Excluded Inventory, it shall be removed by Seller from the Seller's place of business in Chicago, Illinois, within five (5) business days after the Closing Date and Buyer shall not remove those items from Seller's place of business in Olathe, Kansas.

     (b) Prepaids. Buyer shall pay an amount equal to the Prepaids existing as of the Closing Date.

     (c) Fixed Assets, Plans, etc.. The purchase price for the Fixed Assets, Intellectual Property Assets, and all other assets covered by this Agreement and not specifically listed herein shall be $250,000.

     2.2  Payment of Purchase Price; Escrow.

     (a) Payment to Seller. At Closing, Buyer shall pay $250,000 to Seller by wire transfer. In addition, at the Closing, Buyer shall estimate the purchase price for the Inventory using the formulas set forth in this Agreement. Buyer shall pay the amount so estimated, less the Deposits retained by Seller, to the Escrow Agent to be deposited in the Escrow Account.

     (b)  Delivery from Escrow by Escrow Agent.   Upon completion
of the determination of the purchase price for the Inventory, (which determination be completed no later than 20 business days following the Closing Date) the Escrow Agent shall deliver to Seller so much of the amount in the Escrow Account necessary to complete the payment for the Inventory. Any funds remaining in the Escrow Account shall be returned to Buyer. Should the amount in the Escrow Account be insufficient to pay the balance of the purchase price for the Inventory, then Buyer shall immediately pay the shortfall to Seller.

     2.3 Collection of Accounts Receivable. Buyer will use all commercially reasonable efforts during a one hundred twenty day period following the Closing to collect Seller's Accounts Receivable as of the Closing Date, but will not be required to exercise extraordinary efforts to collect such Accounts Receivable, including without limitation, the institution of litigation or the referral of such Accounts Receivable to an attorney or collection agency for collection. Buyer shall not settle or adjust the amount of any such Account Receivable with a face amount in excess of $5,000 without the written consent of Seller. If Buyer receives money form an account debtor of Buyer that is also an account debtor of Seller with respect to any of such Accounts Receivable of Seller subject hereto, Buyer shall credit the sums received to the oldest account due, unless there is a good faith dispute with respect to either account and the account debtor specifically identifies the invoice being paid, in which case any payment by such account debtor shall be applied in accordance with any remittance advice or instructions from the account debtor; provided that to the extent any amount in excess of the amount of such invoice is received by Buyer, Buyer shall credit such amounts received to the oldest account due. All amounts collected by Buyer pursuant to this paragraph, less a one percent (1%) collection fee, shall be sent to Seller at the address set forth in Section 13.7 hereof immediately following collection. At the conclusion of the 120 day period referred to herein, Buyer shall transfer to Seller any documentation relating to any Accounts Receivable of the Business subject hereto, which shall in all events continue to be owned by Seller, and not collected during such 120 day period.

     2.4 Assumption of Purchase Contracts. Buyer shall assume all liabilities of Seller for the Purchase Contracts.

                            ARTICLE 3

                   LIABILITIES AND OBLIGATIONS

     3.1 Liabilities and Obligations Assumed. Effective as of the Closing Date, Buyer shall assume the following liabilities and obligations of Seller:

          (a) Sales Orders. The obligations under the uncompleted sales orders listed on Exhibit 3.1(a) attached hereto and made a part hereof.

          (b) Warranty Work. The obligations to perform standard warranty work on the deicer units listed on Exhibit 3.1(b) attached hereto and made a part hereof, along with the obligation to perform Seller's obligations under the "Simon Deicer Extended Warranty Agreement" with American Airlines.

          (c) Purchase Orders. The obligations under the uncompleted purchase orders listed on Exhibit 3.1(c) attached hereto and made a part hereof.

          (d)  Purchase Contracts.  The obligations under the
Purchase Contracts.

          (e) Employees. Buyer shall be responsible for all obligations to Seller's employees hired by Seller arising on or after the Closing Date.

     3.2 Liabilities Not Assumed. Except as specifically set forth in Section 3.1(a) nothing in this Agreement shall in any way obligate Buyer for any liabilities or obligations of Seller, whether known or unknown, disputed undisputed, contingent or non-contingent, liquidated or unliquidated, or otherwise, including, but not limited to, any liabilities or obligations described in this Agreement or the Schedules attached hereto or liabilities or obligations resulting from or arising out of (i) the violation of any state, federal or local Environmental Laws, and the actual, alleged or threatened discharge, dispersal, seepage, migration, release or escape of materials, pollutants, heat, smoke, fire, odors, gas or fumes in excess of amounts permitted under applicable Environmental Laws into the environment prior to the Closing Date, (ii) violation of antitrust, monopoly or trade regulation laws as of the Closing Date, (iii) violations of labor employment laws or regulations as of the Closing Date, (iv) failure of Seller to pay any taxes, levies, charges or obligations asserted or levied by any state, federal or local governmental entity or authority as of the Closing Date, (v) violations of, failure to comply with or any obligation arising under any laws or regulations relating to any welfare, retirement, vacation or other benefit plan or any plan covered by the Employee Retirement Income Security Act of 1974 as amended or the failure to comply with the continuation coverage requirements of Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985 as amended ("COBRA") as of the Closing Date, (vi) any pending or threatened lawsuit, claim or other action against Seller, whether for personal injury, wrongful death or property damage, or whether arising out of employment or a contractual or alleged contractual right, the basis of which lawsuit existed as of the Closing Date (vii) any liabilities, including without limitation product liability, arising out of or related to the possession, use or operation of the Purchased Assets by Seller prior to the Closing Date or arising exclusively from the manufacture of the Simon Deicer by Seller or any of Seller's predecessors or (viii) any liability to any vendor or other supplier to Seller for any item of the Inventory which is being sold to Buyer pursuant to this Agreement.

     3.3 Customer Deposits. On the Closing Date, Seller shall update the Deposits then held by it on Exhibit 3.1(a)(i) which exhibit must be acceptable to Buyer. The total amount listed on
Exhibit 3.1(a)(i) shall be an offset against the amount payable by Buyer to the Escrow Agent pursuant to Section 2.2(a) hereof. As of the Closing Date, Seller shall retain the Deposits relating to the contracts and purchase orders listed on Exhibit 3.1(a)(i).

     3.4 Employees. On the Closing Date, Buyer agrees to hire William Dempsey, Rick Smith, John E. Newsom, Sr., Charles Preston, Dale Kendrick, Joe Wujek, Brett Sipla, Ron Bell and Terry D. Williams, all of whom are employees of Seller (the "Employees") at salaries and benefits substantially comparable to their current levels. As of the Closing Date, Seller shall discontinue coverage of the Employees under its benefit plans and all salary payments.

                            ARTICLE 4

                             CLOSING

     4.1 Closing. Closing shall take place on the Closing Date at 10:00 a.m., local time at the offices of Robinson, Bradshaw & Hinson, P.A., 101 North Tryon Street, Suite 1900, Charlotte, North Carolina 28246, or at such other place or time as Buyer and Seller mutually agree in writing.

                            ARTICLE 5

       REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER

     5.1  Representations, Warranties and Covenants Relating to
Seller.  Seller represents, warrants and covenants that:

     (a) Organization, Good Standing, Power, Etc. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and authorized to do business with the States of Kansas and Illinois. Seller has all requisite power to own, lease and operate its properties and to carry on its business as now being conducted.

     (b) Authority. Seller has the authority to enter into this Agreement, each representative who has executed this Agreement on behalf of Seller has been duly authorized to do so. This Agreement constitutes with respect to Seller a valid and legally binding agreement enforceable against Seller in accordance with its terms.

     (c) No Violation of Agreements, Etc. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not violate, with or without the giving of notice or the lapse of time, or both, any provision of law applicable to Seller. No consent, approval or authorization of any governmental authority is required in connection with the execution and delivery of this Agreement or the transactions contemplated thereby.

     (d) Tax Matters. Seller has prepared and filed with the appropriate United States, state and local governmental agencies all tax returns or extensions thereof required to be filed; Seller has paid, on or prior to the due date thereof, all taxes shown to be due on such tax returns and on all assessments received by Seller to the extent that such assessments have become due except where such taxes or assessments are being contested in good faith by appropriate proceedings.

     (e) Title to Properties; Absence of Liens and Encumbrances, Etc. Except as set forth on Exhibit 5.1(e), Seller has good and marketable title to all of the Purchased Assets. Seller has not received notice of violation of any applicable law, ordinance, regulation, order or requirement relating to its operations at the Business, including without limitation its employees, or the Purchased Assets, which is currently pending or outstanding.

     (f) Lists of Properties, Contracts and Other Data. Seller has delivered to Buyer a correct and complete list, attached hereto as Exhibit 5.1(f), which by execution hereof, is certified by an officer of Seller to be correct and complete, setting forth the following:

          (i) all policies of insurance, (all of which shall be in effect through the Closing Date, but which shall be canceled by Seller immediately following the Closing Date) whether individual or group, in force with respect to the lives of the employees of the Business and with respect to the properties, buildings, machinery, equipment, furniture, fixtures and operations of the Business, including liability insurance of whatever kind or character;

          (ii) all collective bargaining agreements, employment, independent representative and consulting agreements, executive compensation agreements and plans, bonus agreements and plans, deferred compensation agreements, employee pension plans or retirement plans, employee profit-sharing agreements and plans, employee stock purchase and stock option agreements and plans, hospitalization insurance, and other agreements and plans and arrangements providing for employee benefits of the employees of Seller at the Business;

         (iii) the names and annual rates of compensation as of July 31, 1997 of all employees of the Business;

          (iv) all master customers lists of the Business;

           (v)  a complete listing of all Intellectual Property
         Assets; and

          (vi) all long term supply contracts.

     (g) Litigation, Etc. There is no outstanding judgment or writ, injunction, decree or award against or otherwise affecting Seller, nor is there any litigation, proceeding, arbitration, or United States, state or local governmental investigation pending, or so far as is known to Seller, threatened against or relating to the Business or the Purchased Assets, or the transactions contemplated by this Agreement which might, if adversely determined, have any material adverse effect upon the business, properties, operations, prospects, or assets, or upon the condition, financial or otherwise, of Seller, nor is there any basis known to Seller for any such action

     (h) Compliance with Applicable Laws. The conduct of the Business does not violate or infringe (i) any domestic or foreign (federal or local) laws, statutes, ordinances or regulations, or
(ii) any right or concession, patent, trademark, trade name, copyright, know-how or other proprietary rights of others, the enforcement of which would materially and adversely affect the businesses or operations of Seller or the value of its properties or assets except to the extent that Seller's failure to comply would neither have a material adverse effect on the value of any Purchased Assets, nor be likely to subject the Seller or Buyer to any criminal or material civil liability.

     (i) General Information. None of the information and documents furnished or to be furnished by Seller, or any authorized representative of Seller pursuant to this Agreement, including its or their attorneys and accountants, is or will be false, incomplete or misleading in any material respect.

     5.2 Representations and Warranties Relating To ERISA. Except as set forth on Exhibit 5.2, Seller represents, warrants and covenants that it does not have any benefit pension plan, or any employee welfare plan, as those terms may be defined under ERISA, applicable to the Employees of the Business.

     5.3  Environmental Matters.

     (a) Compliance. Except as set forth on Exhibit 5.3(a), Seller (i) is in compliance in all material respects with all applicable federal, state and local laws, regulations, orders, decrees, and permits relating to pollution or protection of the environment (the "Environmental Laws") relating to the Business and the Purchased Assets, (ii) has not received any communication (written or oral) that alleges that it or they are not in such compliance, (iii) has all permits required by the Environmental Laws for the conduct of the Business, and (iv) knows of no facts or circumstances that may prevent or substantially increase the cost of such compliance in the future.

     (b) Releases. There is not occurring, and there has not occurred at any time any "release" of any Hazardous Substance in excess of lawful amounts at the Business, nor does Seller have any knowledge that a "release" either is occurring or has occurred in the past at the Business. For purposes of this provision the terms "release" and "hazardous substance" shall have the same meaning as those terms are given in the Comprehensive Environmental Response, Compensation, and Liability

Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 ("CERCLA") at 42 U.S.C. 9601(22) and (14).

     (c) Waste Sites. Seller has not sent wastes from the Business to a site which, pursuant to CERCLA or any similar state or federal law, (i) to Seller's knowledge has been placed on the "National Priorities List" of hazardous waste sites, (ii) to Seller's knowledge is subject to a claim, administrative order or other request to take "removal" or "remedial" action as those terms are defined under CERCLA at 42 U.S.C. 9601(23) and (24), regardless of whether such claim, order or request is made pursuant to a validly enacted federal, state or local statute or regulation or (iii) to Seller's knowledge is otherwise the subject of any federal or state investigation relating to Environmental Laws.

     (d)  Storage Tanks.   Exhibit 5.3(d) identifies (i) all on-
site and off-site locations where Seller has stored, disposed or arranged for the disposal of hazardous substances or wastes originating from the Business, (ii) all underground storage tanks, and the capacity and contents of such tanks, located at the Business, (iii) all asbestos contained in or forming part of any building, building component, structure or office space making up any part of the Business and (iv) all polychlorinated biphenyls (PCBs) used or stored at the Business.

     5.4 Long Term Supply Contract. Seller and Buyer shall enter into a contract as of the Closing which shall provide that Seller shall be Buyer's exclusive source of booms for use in the Business so long as the booms are competitive from a pricing and services standpoint. A form of the agreement is attached hereto as Exhibit 5.4.

     5.5  Sufficiency of Parts for Manufacturing and Assembly
Process.

     (a) Seller represents and warrants to Buyer that the purchase orders listed on Exhibit 3.1(c) attached hereto represent all of the parts and other items that Seller typically orders from third-party vendors to produce the Simon Deicer and that the items so listed are sufficient in quantity, with a 120 day lead time for delivery, when combined with the parts and other items manufactured by Seller and described in the immediately following sentence, to fill the sales orders on the delivery dates indicated in Exhibit 3.1(a). Seller furthers represents and warrants to Buyer that it can manufacture and deliver to Buyer the parts and other items covered by the supply contract attached hereto as Exhibit 5.4 on a schedule to allow Buyer to meet the delivery schedule set forth in Exhibit 3.1(a).

     (b) Seller represents and warrants that it will manufacture and deliver the Simon Deicer units for Continental Airlines on the "promised dates" set forth on Exhibit 3.1(a).

                            ARTICLE 6

       REPRESENTATIONS, WARRANTIES AND COVENANTS OF BUYER

     6.1  Representations, Warranties and Covenants of Buyer

     Buyer represents, warrants and covenants to Seller as follows:

     (a) Due Incorporation and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, operate and lease its property, to carry on its business as now being conducted, to enter into this Agreement and perform its obligations hereunder.

     (b) Authority Relative to Agreement. The execution, delivery and performance of this Agreement have been duly and effectively authorized by all necessary corporate action by Buyer. This Agreement has been duly executed by Buyer and is a valid, legally binding and enforceable obligation of Buyer.

     (c) Effect of Agreement. The execution, delivery and performance of this Agreement by Buyer and the consummation of the transactions contemplated hereby will not (i) require the consent, approval or authorization of any person, corporation, partnership, joint venture or other business association or pub lic authority; (ii) conflict with or result in a breach or termi nation of any provisions of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of Buyer pursuant to, any inden ture, mortgage, deed of trust, lease, contract, agreement or other instrument to which Buyer is a party, or by which Buyer or any of their assets and properties are bound; or (iii) result in a violation of Buyer's articles of incorporation or bylaws.

                            ARTICLE 7

                  TRANSACTIONS PRIOR TO CLOSING

     7.1 Access to and Information Concerning Properties and Records, Etc. Subject to the Letter Agreement dated __, 1997, between Buyer and Seller, and upon reasonable notice to Seller, Seller agrees that it will give to Buyer and to Buyer's counsel, accountants and other consultants and representatives full access, during normal business hours throughout the period prior to the Closing Date, to all of the properties, books, contracts, commitments and records of Seller relating to the Purchased Assets, and will furnish Buyer during such period all such information about the Purchased Assets as Buyer reasonably may request.

     7.2  Conduct of Business Between Execution and the Closing
Date. Seller hereby agrees that prior to the Closing Date and except as otherwise consented to or approved by Buyer in writing:

     (a) Ordinary Course. Seller will operate the Business only in the usual, regular and ordinary manner, and to the extent consistent with such operation, will (i) preserve its present business organization intact, (ii) keep available the services of its present employees at the Business, and (iii) preserve its present relationships with persons having business dealings with it through the Business.

     (b) Maintain Properties. Seller will, maintain all of the Purchased Assets in customary repair, order and condition, reasonable wear and use excepted, and will maintain insurance upon all of such properties and with respect to the conduct of the Business in such amounts and of such kinds comparable to that in effect on the date of this Agreement.

     (c) Maintain Books. Seller will maintain its books, accounts and records in the usual, regular and ordinary manner, on a basis consistent with prior years and in accordance with GAAP; and Seller will endeavor to comply with all laws applicable to it and to the conduct of the Business, and will perform all of its obligations relating to the Business and/or the Purchased Assets without default.

     (d) Compensation. No increase shall be made in the compensation payable or to become payable by Seller to any employee of the Business; no bonus, profit sharing, pension, retirement or other similar payment or arrangements for the Business shall be paid, made or materially changed by Seller except in the ordinary course of the administration of its existing incentive, welfare, pension or retirement plans or arrangements hereinabove referred to; and no employment agreement, sales agency or other contract or arrangement with respect to the performance of personal services for the Business shall be entered into.

     (e) No Breach. Seller will not enter into any transaction and will use reasonable efforts not to permit any event to occur which would result in any of the representations, warranties and covenants contained in Article 5 not being true and correct at and as of the time immediately after the occurrence of such transaction or event.

     (f) No Solicitation. On or after the date of the execution hereof, Seller will not solicit, initiate or encourage any inquiries or the submission of any higher or better offers for the Purchased Assets. If Seller receives an offer for the Purchased Assets, Seller will promptly notify Buyer of such offer and thereafter provide Buyer with a copy thereof along with all supporting information applicable thereto.

                            ARTICLE 8

          CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER

     8.1 Conditions Precedent to Closing. The obligations of Buyer under this Agreement to proceed with Closing on the Closing Date shall at all times be subject to the following conditions precedent, any of which shall be waived by Buyer by its proceeding with Closing on the Closing Date or any adjournment thereof.

     8.2 Accuracy of Representations and Warranties. The representations and warranties of the Seller herein contained shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date except as affected by transactions contemplated hereby and except to the extent that such representations and warranties were made as of a specified date and as to such representations and warranties, the same have been true as of the specified date.

     8.3 Performance of Agreements. Seller shall have performed all obligations and agreements and complied with all covenants and conditions in this Agreement to be performed or complied with by it at or prior to the Closing Date.

     8.4 Seller's Certificate. Seller shall have furnished Buyer with a certificate, dated the Closing Date, of an officer of Seller substantially in form of Exhibit 8.4 attached hereto, stating that as a further representation and warranty, the representations and warranties contained in Article 5 are true and correct to his best knowledge and belief on the Closing Date as if then made and that Seller has fulfilled the conditions specified in Sections 8.2 and 8.3 above.

     8.5 Absence of Material Damage to Property. Between the date of this Agreement and the Closing Date, there shall not have occurred any casualty to or any condemnation by any condemnation or governmental authority, officer or instrumentality thereof, of the Business or the Purchased Assets as a result of which either:
(i) the monetary amount of damage or destruction or condemnation measured by the book value of the property so damaged, destroyed or condemned aggregates more than $5,000 in excess of the recoverable proceeds payable to Seller under valid and existing insurance underwritten by a responsible insurer or the amount of compensation offered to Seller by the condemning authority, as the case may be; or (ii) the operations of the Business may reasonably be expected to be adversely affected.

     8.6 Actions, Proceedings, Etc. All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental thereto and all other related legal matters shall have been satisfactory to and approved by Robinson, Bradshaw & Hinson, P.A., counsel for Buyer, and such counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as they shall have reasonably requested.

     8.7 Opinion of Counsel for Seller. Buyer shall have received an opinion of counsel for Seller dated the Closing Date, in form and substance satisfactory to Buyer and its counsel.

     8.8 No Litigation. No action, suit, proceeding or investigation shall have been instituted before any court or governmental body, or instituted by any governmental agency in any forum to restrain or prevent the carrying out of the transactions contemplated by this Agreement or which might affect Buyer's rights to own, operate and control the Purchased Assets after the Closing Date.

     8.9 Resolutions. Buyer shall have received a copy of the corporate resolutions, certified by the Secretary of Seller, whereby the directors of Seller have approved this Agreement and the transactions set forth herein.

     8.10 Closing Date.  The Closing Date shall have occurred by
September 15, 1997.

     8.11 Non-Competition Agreements. Seller shall have executed a Non-Competition Agreement, a form of which is attached hereto as Exhibit 8.11.

     8.12 Supply Contract. Seller and Buyer shall have executed the Long Term Supply Contract attached hereto as Exhibit 5.4.

                            ARTICLE 9

          CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER

     9.1 Conditions Precedent to Closing. The obligations of Seller under this Agreement to proceed with closing on the Closing Date shall at all times be subject to the following conditions precedent, any of which shall be waived by Seller by its proceeding with Closing on the Closing Date or any adjournment thereof.

     9.2 Accuracy of Representations and Warranties. The representations and warranties of Buyer herein contained shall be true on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date except as affected by transactions contemplated hereby and except to the extent that such representations and warranties were made as of a specified date, and as to such representations and warranties the same shall have been true as of the specified date.

     9.3 Performance of Agreements. Buyer shall have performed all obligations and agreements and complied with all covenants and conditions contained in this Agreement to be performed or complied with it at or prior to the Closing Date.

     9.4 Officer's Certificate. Buyer shall have furnished Seller with a certificate, in substantially the form of Exhibit
9.4 hereto, dated the Closing Date, of an officer of Buyer stating that as a further representation and warranty, the representations and warranties contained in Article 6 are true and correct on the Closing Date as if then made and that Buyer has fulfilled the conditions specified in Sections 9.2 and 9.3 above.

     9.5 Actions, Proceedings, Etc. All actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental thereto and all other related legal matters shall have been satisfactory to and approved by counsel for Seller, and such counsel shall have been furnished with such certified copies of actions and proceedings and such other instruments and documents as they shall have reasonably requested.

     9.6 Opinion of Counsel for Buyer. Seller shall have received an opinion of Buyer's counsel, Robinson, Bradshaw & Hinson, P.A., dated the Closing Date, in form and substance satisfactory to Seller and its counsel, to the effect that (i) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power to own, lease and operate its properties, to carry on its businesses as then being conducted and to enter into this Agreement and perform its obligations hereunder; and (ii) this Agreement has been duly authorized, executed and delivered by Buyer and is enforceable against Buyer in accordance with its terms, except as enforcement thereof may be limited by bankruptcy or similar laws affecting creditors' rights.

                           ARTICLE 10
              DELIVERIES, PAYMENTS AND OTHER ACTION
                   TO BE TAKEN AT THE CLOSING

     10.1 Deliveries by Seller to Buyer at Closing. Seller shall deliver to Buyer (or to the other persons indicated) the following:

     (a) Bills of Sale. Executed bills of sale, title transfer documents, including without limitation vehicle transfer documents, assignments and all instruments of transfer and conveyance necessary to confirm transfer of all of Seller's right, title and interest to be acquired by Buyer pursuant to this Agreement, the form of such documents to be agreed upon by the parties hereto prior to the Closing Date. A form of the Bill of Sale is attached hereto as Exhibit 10.1(a).

     (b)  Certificate.  The certificate of Seller referred to in
Section 8.4.

     (c) Opinions. The opinion of counsel for the Seller referred to in Section 8.7.

     (d) Non-Competition. The Non-Competition Agreement referred to in Section 8.11.

     (e) Incumbency. An incumbency certificate for Seller, a form of which is attached as Exhibit 10.1(e).

     (f)  Deposits.  A listing of the Deposits.

     (g) Long Term Supply Contract. The Long Term Supply contract referred to in Section 5.4.

     (g) Other Documents. Such other documents as may be reasonable and necessary in the opinion of counsel for Buyer to consummate and close the purchase and sale contemplated herein pursuant to the terms and provisions hereof.

     10.2 Payments and Deliveries by Buyer to Seller. Buyer shall pay and deliver to Seller (or to the other persons as indicated) the following:

     (a) Purchase Price. The Purchase Price paid to parties and in the manner specified herein.

     (b) Certificates. The officer's certificates referred to in Section 9.4.

     (c) Opinions. The opinion of counsel for Buyer referred to in Section 9.6.

     (d) Incumbency. An incumbency certificate for Buyer, a form of which is attached as Exhibit 10.2(f).

     10.3 Other Action to be Taken. Seller will take such reasonable action and deliver or cause to be delivered such other instruments and records as may be reasonably required to put
Buyer in operating control and possession of the assets of Seller.

                           ARTICLE 11

                          ESCROW AGENT

     11.1 Escrow Agent. Escrow Agent accepts its appointment hereunder subject to the following conditions:

     (a) Deposit. All amounts received by the Escrow Agent may be processed for collection in the normal course of business by Escrow Agent, who shall deposit such funds into the Escrow Account which shall be an interest bearing account maintained at a bank within the state of North Carolina selected by Escrow Agent insured by the Federal Deposit Insurance Corporation (hereafter the "Depository").

     (b) Loss or Damage. Escrow Agent shall not be liable for any loss caused by the failure, suspension, bankruptcy or dissolution of the Depository.

     (c) Negligence. Escrow Agent shall be liable only for loss or damage resulting from the malfeasance or negligence of Escrow Agent or its employees and shall not be liable for loss or damage resulting from (a) any good faith act or forbearance of Escrow Agent; (b) any default, error, action or omission of any party, other than Escrow Agent; (c) any defect in the title to any property unless such loss is covered under a policy of title insurance issued by Escrow Agent; (d) the expiration of any time limit or other delay which is not solely caused by the failure of Escrow Agent to proceed in its ordinary course of business, and in no event where such time limit is not disclosed in writing to the Escrow Agent; (e) the lack of authenticity of any writing delivered to Escrow Agent or of any signature thereto, or the lack of authority of the signatory to sign such writing; (f) Escrow Agent's compliance with all attachments, writs, orders, judgments or other legal process issued out of any court; (g) Escrow Agent's assertion or failure to assert any cause of action or defense in any judicial or administrative proceeding; or (h) any loss or damage which arises after the money in the Escrow Account has been disbursed in accordance with terms of this Agreement.

     (d) Investment. Investment of the Escrow Account shall be subject to the rules, regulations, policies and procedures of the Depository. All interest earned on the Escrow Account shall be paid to the party ultimately receiving the principal upon which the interest is being paid.

     (e) Application of Escrow Account. Except as set forth herein no amounts shall be disbursed from the Escrow Account except upon the joint written direction of both Buyer and Seller. If no joint written directions are received by the Escrow Agent within one year of the Closing Date, Escrow Agent shall prepare to and shortly thereafter file an interpleader action to resolve the conflict. Escrow Agent shall be indemnified, saved and held harmless by the other parties hereto for all of its expenses, costs and reasonable attorneys' fees incurred in connection with said interpleader action and such expenses, costs and fees may be deducted from the funds held hereunder.

     (f) Lawsuits. If Escrow Agent is made a party to any judicial, nonjudicial or administrative action, hearing or process based on acts of any of the other parties hereto and not on the malfeasance and/or negligence of Escrow Agent in performing its duties hereunder, the expenses, costs and reasonable attorney fees incurred by Escrow Agent in responding to such action, hearing or process may be deducted from the funds held hereunder and the party/parties whose alleged acts are a basis for such proceedings shall indemnify, save and hold Escrow Agent harmless from said expenses, costs and fees to incurred.

                           ARTICLE 12

            ENFORCEMENT AND TERMINATION OF AGREEMENT

     12.1 Remedies. The Purchased Assets cannot be readily purchased or sold in the open market and for that reason, among others, Buyer will be irreparably damaged in the absence of consummation of the transactions contemplated hereby. In the event of any controversy concerning the rights of Buyer pursuant to this Agreement, said rights of Buyer shall be enforceable by decree of specific performance. Such remedy, however, shall be cumulative and not exclusive, and shall not be in addition to any other remedies the parties to this Agreement may have. If any condition specified in Article 9 is not satisfied and such condition is not waived by Seller, Seller may terminate this Agreement by notice to the other specifying the reason for such termination.

     12.2 Risk of Loss. The risk of loss or damage to the Purchased Assets by any cause, including without limitation fire or other casualty prior to midnight of the Closing Date shall be on Seller. In the event of such loss or damage which is not fully replaced or repaired to the satisfaction of Buyer by the Closing Date, or respecting which proceeds of insurance received and held by Seller in place of the destroyed or damaged assets or properties are inadequate in the sole judgment of Buyer to effect such replacement or repairs, Buyer may terminate this Agreement. Seller shall maintain all of its insurance coverage on the Purchased Assets until at least two (2) business days following the Closing Date.
<pag>

                           ARTICLE 13

          SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

     13.1 Survival. The representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be continuing and shall survive the Closing Date for a period of thirty-six (36) months.

     13.2 Seller' Indemnification.

     (a) Indemnification. Subject to the limitations, conditions and provisions set forth herein, Seller agrees to indemnify, defend and hold harmless Buyer (including Buyer's officers, directors, shareholders, employees, agents or affiliates) (collectively, "Buyer's Indemnitees") from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, reasonable attorney's fees, asserted against or incurred by Buyer's Indemnitees resulting from (i) a breach of any covenant, agreement, representation or warranty of Seller to Buyer contained in this Agreement or any other document or instrument delivered pursuant hereto; or (ii) liabilities which arise from facts which occurred prior to the Closing Date or which relate to the operation of the Business or the Purchased Assets prior to the Closing Date and which have not been assumed by Buyer (collectively, "Buyer's Damages").

     (b) Limitation of Liability. Seller's obligation to indemnify Buyer against any Buyer's Damages shall be subject to all of the following limitations:

          (i) No indemnification shall be required to be made by Seller for Buyer's Damages resulting from a breach of representation or warranty under Section 13.2(a) until the aggregate amount of such Buyer's Damages exceeds Twenty Five
Thousand Dollars ($25,000).

     13.3 Indemnification by Buyer. Subject to the limitations, conditions and provisions set forth herein, Buyer hereby agrees to indemnify, defend and hold Seller (and its officers, directors, shareholders, employees, agents or affiliates) (collectively, the "Seller's Indemnitees") harmless from and against all demands, claims, actions, losses, damages, liabilities, costs and expenses, including without limitation, reasonable attorney's fees, asserted against or incurred by the Seller's Indemnitees resulting from the operation of the Business after the Closing Date. Notwithstanding the foregoing, Buyer shall have no obligation or liability for any of the liabilities described in Section 3.2 hereof.

                           ARTICLE 14

                          MISCELLANEOUS

     14.1 Brokers and Finders. Each party hereto represents no broker, agent, finder or other party has been retained by it and no brokerage or finder's fees or agent's commissions or other like payment has been agreed to be paid by it in connection with this Agreement or on account of the transactions contemplated by this Agreement. Each party agrees to indemnify and hold harmless the other party from and against any and every claim arising by breach of the aforesaid representation and warranty in this
Section 14.1 and all costs and expenses, legal or otherwise, which such party may incur as the result of any such claim.

     14.2 Payment of Taxes. Ad valorem real and personal property taxes shall be pro-rated to the Closing Date. Buyer will obtain a credit against the purchase price to be paid by it hereunder for Seller's portion of such taxes. When such taxes are due, Buyer will actually pay all taxes for which it is given credit hereunder.

     14.3 Waivers. Seller or Buyer may by written notice to the other (a) extend the time for the performance of any of the obligations or other actions; (b) waive any inaccuracies in the representations, warranties, covenants of the other contained in this Agreement or in any document delivered pursuant to this Agreement; (c) waive compliance with any of the covenants of the other contained in this Agreement; or (d) waive or modify performance of any of the obligations of the other. The waiver by any party hereto of the breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

     14.4 Expenses. Except as set forth herein, each party shall bear its own fees and expenses incurred in connection with this Agreement, including without limitation, the fees and expenses of its counsel and accountants.

     14.5 Notices. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if hand delivered or mailed registered or certified mail, or by Federal Express, postage prepaid:

     (a)  If to Seller to Terex Aviation Ground Equipment, Inc.,
550 East 56 Highway, Olathe, Kansas 66061, with a copy to Terex
Corporation, 500 Post Road East, Westport, Connecticut 06880,
Attention: General Counsel.

     (b)  If to Buyer, to Air Transportation Holding Company,
Inc., P.O. Box 488, Denver, North Carolina 28037, Attention: J.
Hugh Bingham, President, with a copy to Thomas B. Henson,
Robinson, Bradshaw & Hinson, P.A., 1900 Independence Center, 101
North Tryon Street, Charlotte, North Carolina 28246.

     (c) To such other address as either party shall have specified by notice in writing to the other party.

     14.6 Entire Agreement; Modification. This Agreement constitutes the entire agreement between the parties and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matters hereof.

     14.7 Non-Assignability. This Agreement shall be assignable by any party hereto only with the prior written consent of the other parties hereto.

     14.8 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, heirs, legal representatives and permitted assigns, and no other person shall acquire or have any right arising under or by virtue of the Agreement.

     14.9 Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     14.10 Governing Law. This Agreement shall be construed and interpreted and the rights granted herein governed by the provisions of the laws of the State of North Carolina.

     14.11 Further Assurances. The parties agree to cooperate with each other in effectuating this Agreement and to execute and deliver such further documents or instruments and take such further actions as shall reasonably be requested in connection therewith.

     14.12 Counterparts; Effectiveness. The Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute but one and the same instrument. The Agreement shall become effective when one or more counterparts have been signed and delivered by each of the parties.

     14.13 Exhibits and Schedules. The Exhibits and Schedules are a part of the Agreement as if fully set forth herein. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to such parts of the Agreement, unless the context otherwise requires.

     IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.


                         SELLER:

                         TEREX AVIATION GROUND EQUIPMENT, INC.


                         By:   /s/ David J. Langevin
                         Its: Authorized Officer




                         BUYER:


                         AIR TRANSPORTATION HOLDING
                         COMPANY, INC.


                         By:   /s/ J. Hugh Bingham
                         Its: Authorized Officer